UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

ENTROPIN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ENTROPIN, INC.

45926 Oasis Street

Indio, CA 92201

October 5, 2004

Dear Stockholder:

I am pleased to invite you to attend the Special Meeting of Stockholders of Entropin, Inc. (the “Company”) on November 19, 2004 at 8:30 a.m. Pacific Time, at the offices of Heller Ehrman White & McAuliffe LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122.

The accompanying Notice of Special Meeting and Proxy Statement describe the matters to be considered and voted upon at the Special Meeting.

Your vote is important. Whether or not you plan to attend the Special Meeting, we encourage you to read the Proxy Statement and submit your Proxy as soon as possible. You may submit your Proxy for the Special Meeting by completing, signing, dating and returning your Proxy in the enclosed pre-addressed envelope. If you decide to attend the Special Meeting and wish to change your Proxy vote, you may do so simply by voting in person at the Special Meeting.

Thank you for your ongoing support of and continued interest in Entropin, Inc.

Sincerely,

/s/ Higgins D. Bailey

Higgins D. Bailey

Chairman of the Board

ENTROPIN, INC.

45926 Oasis Street

Indio, CA 92201

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 19, 2004

NOTICE is hereby given that the Special Meeting of Stockholders of Entropin, Inc., a Delaware corporation, will be held at the offices of Heller Ehrman White & McAuliffe LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122, on November 19, 2004 beginning at 8:30 a.m. Pacific Time, to consider and take action on the following matters:

1.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 50,000,000 shares to 200,000,000 shares; and

2.	To transact such other business as may properly come before the Special Meeting, or any postponements or adjournments thereof.

The statement of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on September 30, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any postponements or adjournments thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at all times during the Special Meeting and at the executive offices of the Company for ten days prior to the Special Meeting.

All stockholders of record are cordially invited to attend the Special Meeting in person. Whether or not you plan to attend the Special Meeting in person, please sign, date and return the enclosed Proxy in the reply envelope provided. Voting instructions are included with your Proxy. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed, dated and returned to assure that all of your shares will be voted. You may revoke your Proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Special Meeting will be counted. The prompt return of your Proxy will assist us in preparing for the Special Meeting.

By Order of the Board of Directors

/s/ Higgins D. Bailey

Higgins D. Bailey

Chairman of the Board

Indio, California

October 5, 2004

ENTROPIN, INC.

45926 Oasis Street

Indio, CA 92201

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 19, 2004

GENERAL

The enclosed Proxy is solicited on behalf of the Board of Directors of Entropin, Inc., a Delaware corporation, for use at our Special Meeting of Stockholders to be held on November 19, 2004, beginning at 8:30 a.m., Pacific Time, at the offices of Heller Ehrman White & McAuliffe LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122. We expect to mail this Proxy Statement and the accompanying Proxy to all stockholders entitled to vote at the Special Meeting on or about October 5, 2004.

VOTING SECURITIES

Stockholders of record at the close of business on September 30, 2004 will be entitled to vote at the Special Meeting, and at any postponements and adjournments thereof. On the record date there were approximately 30,645,341 shares of our common stock outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder as of September 30, 2004. We have no classes of voting securities other than our common stock. A majority of the issued and outstanding shares of all classes of voting securities entitled to vote, represented in person or by Proxy, constitutes a quorum at any meeting of our stockholders. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present at the Special Meeting; however, they will not be counted as votes cast. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. All votes will be tabulated by the inspector of elections appointed for the Special Meeting. The inspector of elections will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

The affirmative vote of the holders of a majority of the shares of common stock outstanding on the record date is required to approve the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 50,000,000 shares to 200,000,000 shares. All other matters to be acted upon by the stockholders at the Special Meeting will require the approval of the holders of a majority of the outstanding common stock present in person or represented by Proxy and entitled to vote at the Special Meeting.

If your Entropin shares are held by a stockbroker, bank or other nominee rather than directly in your own name, you are considered a beneficial owner and not a stockholder of record. If you are a beneficial owner, your broker or other nominee has enclosed a voting instruction form which you may complete and return by mail to direct the nominee how to vote your shares. Most nominees also make internet or telephone voting procedures available to their beneficial owners. Please consult your voting instruction form for the specific procedures available.

PROXIES

The Board of Directors has selected Higgins D. Bailey and Thomas G. Tachovsky, and each of them, to serve as Proxyholders for the Special Meeting. If a stockholder signs and returns the enclosed form of Proxy, the Proxyholders will vote the shares represented by such Proxy at the Special Meeting in accordance with the instructions the stockholder writes on the Proxy. If the Proxy does not specify how the shares are to be voted, the Proxy will be voted FOR the approval of Proposal 1 described in the accompanying Notice of Special Meeting of Stockholders and this Proxy Statement. In addition, the shares represented by the Proxy will be voted in accordance with the discretion of the Proxyholders on all other matters that properly come before the Special Meeting, or at any adjournments or postponements thereof.

REVOCABILITY OF PROXY

If you execute and return the enclosed Proxy, it will be voted on the proposals as you indicate. You may revoke your Proxy at any time prior to its use by notice in writing to our corporate secretary at our principal executive offices at 45926 Oasis Street, Indio, California 92201, by executing a later dated Proxy and delivering it to us prior to the Special Meeting or by voting in person at the Special Meeting. Attendance at the Special Meeting will not revoke a Proxy unless the stockholder actually votes in person at the Special Meeting.

SOLICITATION

We will pay the cost of preparing, assembling and mailing the Notice of Special Meeting, the Proxy Statement and the Proxy, as well as miscellaneous costs with respect to the Proxy materials and solicitation of the Proxies. We also may use the services of our directors, officers and employees to solicit proxies, personally or by telephone and telegraph, but at no additional salary or compensation. We intend to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy materials to those persons for whom they hold such shares and request authority for the execution of the proxies. We will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing. We expect to incur total expenses of less than $10,000 in connection with the preparation and mailing of this Proxy Statement and solicitation of stockholders.

DISCRETIONARY AUTHORITY

The Proxy solicited by the Board of Directors for the Special Meeting will confer discretionary authority to vote on any stockholder proposal presented at the Special Meeting. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Special Meeting other than those stated in this Proxy Statement and the accompanying Notice of Special Meeting of Stockholders. If any other matters are properly brought before the Special Meeting, the enclosed Proxy gives discretionary authority to the persons named as Proxyholders to vote the shares represented by the Proxy in their discretion.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

The Board of Directors has approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 200,000,000 shares. The Board of Directors believes such amendment is in the best interest of the Company and its stockholders, and unanimously recommends that the Company’s stockholders approve this amendment.

Amendment to the Certificate of Incorporation

This proposed increase in the number of authorized shares of common stock will become effective upon the Company’s filing of a Certificate of Amendment to Certificate of Incorporation with the Secretary of State of the State of Delaware. The Company currently plans to file the Certificate of Amendment as soon as reasonably practicable after receiving approval from its stockholders. A copy of the Certificate of Amendment is attached to this Proxy Statement as Exhibit A.

If this proposal is approved, Division 4.1 of Article 4 of the Company’s existing Certificate of Incorporation will be amended to reflect an increase of 150,000,000 shares of common stock. The proposed amendment to Division 4.1 of Article 4 of the Company’s existing Certificate of Incorporation is set forth in its entirety below:

“4.1. Classes of Stock. The total number of shares of capital stock which the Corporation shall have the authority to issue is 220,000,000 shares, divided into the following classes: (i) 200,000,000 shares of Common stock, par value $0.0001 per share (the ‘Common Stock’), and (ii) 20,000,000 shares of Preferred Stock, par value $0.0001 per share (the ‘Preferred Stock’).”

The proposed amendment will not change the total number of authorized shares of the Company’s preferred stock. The Board of Directors reserves the right pursuant to Section 242(c) of the Delaware General Corporation Law, notwithstanding stockholder approval and without further action by the stockholders, to determine not to proceed with this proposed increase in the number of authorized shares of common stock if, at any time before the filing of the proposed amendment with the Secretary of State of the State of Delaware, the Board of Directors determines that the increase in the number of authorized shares of common stock is no longer in the best interests of the Company and its stockholders.

Purpose and Rationale for Proposed Amendment

The Company is currently authorized to issue a total of 50,000,000 shares of common stock. As of September 30, 2004, the record date, 30,645,341 shares of common stock were issued and outstanding, an additional 7,710,961 shares of common stock are reserved for issuance upon exercise of outstanding options and warrants, and 387,780 shares of our common stock are reserved for issuance under the Company’s 1998 Compensatory Stock Plan. As a result, the Company currently has limited shares of common stock available for future issuance.

The purpose of this proposal is to provide the Company with a sufficient number of shares of common stock authorized for future issuances and for other valid corporate purposes recommended and authorized by the Board of Directors. As stated in our filings with the Securities and Exchange Commission, the Company will need to raise significant additional funds to continue the development of its proprietary drug candidate, ENT-103. As of June 30, 2004, the Company had total current assets of $2,821,849, which amount is not sufficient to allow the Company to complete the preclinical work necessary to prepare and file an Investigational New Drug (IND) application with the FDA or to commence human clinical trials for ENT-103. If the Company is unable to obtain significant additional funds to support its operations, it will be unable to continue further development of ENT-103 and it will be forced to reduce or cease its operations, and the Company’s existing stockholders may lose their entire investment in the Company.

The Company intends to seek additional funding to support its future operations through public or private sales of its equity or debt securities, including the issuance of its equity or debt securities in connection with equity lines of credit. The Company also intends to seek funding through potential corporate partnerships, licensing arrangements, and/or merger/acquisition transactions. The Company currently has no commitments for any funding, and it cannot guarantee that it will be able to secure additional funds or enter into partnerships, arrangement or transactions on reasonable terms, or at all. Unless otherwise required by applicable law or regulation, the authorized but unissued and unreserved shares of the Company’s common stock may be issued as the Board of Directors may deem advisable without further action by our stockholders.

Effect of Proposed Amendment

The increase in the authorized shares of common stock will not have an immediate effect on the rights of the existing stockholders. However, if this proposal is not approved, the Company will not have the ability to issue additional shares to support the corporate purposes described above.

The shares of common stock authorized by this proposal will have the same rights, preferences and privileges of our previously authorized shares of common stock. Current holders of our common stock do not have preemptive rights, which means that they do not have a right to purchase a proportionate share of any new issuances of the Company’s common stock in order to maintain their proportionate ownership of the Company. Therefore, the issuance of any additional shares of common stock will have a dilutive effect on the equity and voting power of existing holders of the Company’s common stock. It may also adversely affect the market price of the Company’s common stock. However, in the event additional shares are issued in transactions that allow the Company to pursue the further development and regulatory approval for ENT-103, the market price may increase. The Board of Directors does not intend, in proposing to increase the Company’s authorized common stock, to dilute any stockholder’s ownership in the Company without a proper purpose considered to be in the best interest of the stockholders, such as to meet the Company’s needs for additional financing and to procure necessary working capital.

Anti-Takeover Effects

The Board of Directors is not recommending this proposed amendment with an intent to use the ability to issue additional common stock to discourage tender offers or takeover attempts. However, the availability of authorized common stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of us. The proposed amendment is not in response to any effort on the part of any party to accumulate common stock or to acquire control of us by means of merger, tender offer, proxy contest or otherwise, or to change management.

Approval Required

The affirmative vote of the holders of a majority of the shares of the Company’s common stock outstanding on the record date is required to approve this proposal to amend the Company’s Certificate of Incorporation. As a result, abstentions and broker non-votes will have the effect of votes against the proposal.

Recommendation Of The Board Of Directors

The Board of Directors recommends that you vote FOR approval of the proposed amendment to our Certificate of Incorporation.

PROPOSAL 2

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Special Meeting is as set forth above. If any other matter or matters are properly brought before the Special Meeting, or any postponements or adjournments thereof, it is the intention of the Proxyholders to vote each Proxy on such matters in accordance with their best judgment. If you wish to deny the Proxyholders the power to act on other matters, you must check the WITHHOLD box on the attached Proxy card.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of September 30, 2004, by:

•	each person known by us to own beneficially 5% or more of our common stock,

•	each of our executive officers, directors and director nominees, and

•	all of our officers and directors as a group.

The beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable on exercise of currently exercisable or convertible securities or securities exercisable or convertible within 60 days after September 30, 2004 are deemed beneficially owned and outstanding for computing the percentage owned by the person holding such securities, but are not considered outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entitles named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise noted below, the address of each person is 45926 Oasis Street, Indio, California 92201. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information. The calculations in this table are based on 30,645,341 shares of our common stock outstanding as of September 30, 2004.

Name of Beneficial Owners	Number of Outstanding Shares of Common Stock Beneficially Owned		Number of Shares Underlying Exercisable Options	Total Number of Shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Executive Officers:
Higgins D. Bailey, Chairman of the Board and Director	1,301,316	(1)	550,001	1,851,317	5.93%
Randall L. Carpenter, Director	1,334		118,333	119,667	*
Joseph R. Ianelli, Vice Chairman of the Board and Director	10,000		339,167	349,167	1.13%
Patricia G. Kriss, Chief Financial Officer, Secretary and Treasurer	35,100	(2)	468,125	503,225	1.62%
Paul V. Maier, Director	6,003		118,333	124,336	*
Bruce R. Manning, Director	10,000		111,667	121,667	*
Dennis K. Metzler, Director	5,000		88,333	93,333	*
Thomas G. Tachovsky, President, Chief Executive Officer and Director	29,000	(3)	1,035,000	1,064,000	3.36%
All directors and executive officers as a group (8 persons)	1,397,753		2,828,959	4,226,712	13.53%

*	Represents beneficial ownership of less than one percent of the outstanding shares of the Company’s common stock.

(1)	Includes shares owned in joint tenancy with Shirley A. Bailey, the spouse of Dr. Bailey.

(2)	Includes shares owned jointly by Patricia G. Kriss and Ronald F. Kriss and shares held by Ronald F. Kriss, spouse of Ms. Kriss.

(3)	Includes shares held jointly with Lynn Baird, spouse of Dr. Tachovsky.

STOCKHOLDER PROPOSALS

The Company’s bylaws provide that only such business shall be conducted at a special meeting of the stockholders as shall be specified in the notice of meeting (or any supplement thereto).

The Company’s bylaws provide that advance notice of a stockholder’s proposal or nomination for the 2005 Annual Meeting of Stockholders must be delivered to the Secretary of the Company at the Company’s principal executive offices not later than ninety (90) days prior to the anniversary date of the 2004 Annual Meeting of Stockholders (i.e., April 1, 2005). However, the bylaws also provide that in the event that the Company does not call the 2005 Annual Meeting of Stockholders within thirty days before or after June 29, 2005, a stockholder’s proposal or nomination must be delivered no later than the tenth (10th) day following the day on which the Company mails such notice of the date of the 2005 Annual Meeting of Stockholders or publicly discloses the date of the 2005 Annual Meeting of Stockholders, which ever occurs first. A copy of the full text of the provisions of the Company’s bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.

Stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2005 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at its principal executive offices, on or before January 22, 2005, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In addition, if the Company is notified by January 22, 2005 of a proposal to be brought before the 2005 Annual Meeting of Stockholders, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the Proxy Statement for the 2005 Annual Meeting of Stockholders.

FINANCIAL STATEMENTS AND OTHER INFORMATION

Copies of our Form 10-KSB for the year ended December 31, 2003 and our Forms 10-QSB for the fiscal quarters ended March 31 and June 30, 2004, are available on the Securities and Exchange Commission’s website at www.sec.gov and on the Company’s website at www.entropin.com. They are also available upon request, without charge, at our offices by writing to Entropin, Inc., 45926 Oasis Street, Indio, California 92201, Attn: Patricia G. Kriss, Chief Financial Officer or calling at (760) 775-8333. We may satisfy SEC rules regarding delivery of proxy statements by delivering a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method can result in meaningful cost savings. In order to take advantage of this opportunity, we may deliver only one proxy statement to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement either now or in the future, please so notify us in writing or by telephone. If your stock is held through a brokerage or bank and you prefer to receive separate copies of a proxy statement either now or in the future, please contact your brokerage or bank.

A representative of Deloitte & Touche LLP, our independent accountants for the fiscal year ending December 31, 2004, will be present at the Special Meeting, and will have an opportunity to make a statement at the Special Meeting if he or she so desires, and is expected to be available to respond to appropriate questions.

By Order of the Board of Directors

/s/ Higgins D. Bailey

Higgins D. Bailey Chairman of the Board

Indio, California

October 5, 2004

EXHIBIT A

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION OF

ENTROPIN, INC.

1. The undersigned, Thomas G. Tachovsky, does hereby certify that he is the duly elected and acting President and Chief Executive Officer of Entropin, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”).

2. Division 4.1 of Article 4 of the Certificate of Incorporation of Entropin, Inc. is amended and restated in its entirety to read as follows:

“4.1. Classes of Stock. The total number of shares of capital stock which the Corporation shall have the authority to issue is 220,000,000 shares, divided into the following classes: (i) 200,000,000 shares of Common Stock, par value $0.0001 per share (the ‘Common Stock’), and (ii) 20,000,000 shares of Preferred Stock, par value $0.0001 per share (the ‘Preferred Stock’).”

3. The foregoing amendment has been duly adopted and approved by, and deemed advisable by, the Board of Directors of the Corporation, and the Board of Directors recommended that the foregoing amendment be approved by the Corporation’s stockholders.

4. At a special meeting of the stockholders of the Corporation, a majority of the shares of outstanding capital stock of the Corporation entitled to vote thereon was voted in favor of the amendment.

5. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

6. The capital of the Corporation shall not be reduced under or by reason of the foregoing amendment.

IN WITNESS WHEREOF, Entropin, Inc. has caused this certificate to be signed by Thomas G. Tachovsky its President and Chief Executive Officer this      day of                     , 2004.

By:
Thomas G. Tachovsky President and Chief Executive Officer

ENTROPIN, INC.

PROXY

FOR THE SPECIAL MEETING OF STOCKHOLDERS, NOVEMBER 19, 2004

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Higgins D. Bailey and Thomas G. Tachovsky, and each of them, as Proxyholders of the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of common stock of Entropin, Inc. (“the Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of Heller Ehrman White & McAuliffe LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122 on November 19, 2004 at 8:30 a.m. Pacific Time: (i) in favor of the proposal to increase the number of authorized shares of Common Stock as more particularly described in the Proxy Statement of the Company and (ii) in their discretion upon such other matters as may properly come before the Special Meeting, or any postponements and adjournments thereof. The undersigned revokes all previous Proxies and acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders to be held November 19, 2004.

The shares represented hereby shall be voted as specified below. If no specification is made, such shares shall be voted IN FAVOR of all proposals.

A vote FOR the following proposals is recommended by the Board of Directors:

1.	To amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 200,000,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In accordance with the discretion of the Proxyholders, to act upon all matters incident to the conduct of the Special Meeting and upon other matters as may properly come before the Special Meeting, or any postponements or adjournments thereof.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  ☐

Do you plan to attend the Special Meeting on November 19, 2004:  ☐    YES   ☐    NO

Date

Signature(s)

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their title. Please date the Proxy.

EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND MAIL THE PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.